UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2006


                               Rogers Corporation
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          1-4347                                        06-0513860
--------------------------                    ------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                       One Technology Drive, P.O. Box 188
                         Rogers, Connecticut 06263-0188
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       ----------------------------------

ITEM 7.01         Regulation FD Disclosure

Rogers Corporation held its annual meeting of shareholders on April 28, 2006 in Hartford, CT. a copy of the press release is attached hereto as Exhibit 99.1.


The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01         Financial Statements and Exhibits.

  (c)      Exhibits.

Exhibit No.    Description
-----------    -----------

   99.1        Press Release dated April 28, 2006, issued by Rogers Corporation.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ROGERS CORPORATION


                                                  By: /s/ Dennis M. Loughran
                                                     ---------------------------
                                                     Dennis M. Loughran
                                                     Vice President, Finance and
                                                         Chief Financial Officer

Date:  April 28, 2006